UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      April 10, 2001
                                                   -------------------

                      GREAT AMERICAN BANCORP, INC.
----------------------------------------------------------------------
        (Exact name of registrant as specified in its charter)


        Delaware                  000-25808           52-1923366
----------------------------------------------------------------------
(State or other jurisdiction    (Commission        (I.R.S. Employer
    of incorporation)            File Number)    Identification Number)


1311 S. Neil St., P.O. Box 1010, Champaign, IL          61824-1010
----------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)

                           (217) 356-2265
----------------------------------------------------------------------
         (Registrant's telephone number, including area code)

Item 5.  Other Events.

The Registrant incorporates by reference the press release dated April
10, 2001 attached as Exhibit 20, relating to the unaudited results for the three months ended March 31, 2001.

Item 7.  Financial Statements and Exhibits.

The Registrant incorporates by reference the press release dated April
10, 2001 attached as Exhibit 20, relating to the unaudited results for the three months ended March 31, 2001.

                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Great American Bancorp, Inc.
                                     ----------------------------
                                              (Registrant)

Date     April 11, 2001                /s/ Jane F. Adams
    ---------------------------      ----------------------------
                                     Chief Financial Officer

                            EXHIBIT INDEX
                        ---------------------

Exhibit
  No.                      Description               Method of Filing
----------------------------------------------------------------------
  20                       News Release               Filed herewith
                           Dated April 10, 2001

Exhibit 20


NEWS RELEASE


FOR IMMEDIATE RELEASE
April 10, 2001

Contact:  Ms. Jane F. Adams
          Chief Financial Officer and Investor Relations
          (217) 356-2265

                       GREAT AMERICAN BANCORP, INC.
             UNAUDITED RESULTS FIRST QUARTER 2001 -- $261,000

Champaign, Illinois - Great American Bancorp, Inc.(NASDAQ/GTPS), the holding company for First Federal Savings Bank of Champaign-Urbana, reported earnings of $261,000 for the quarter ended March 31, 2001, a decrease of $18,000, or 6.5%, below the $279,000 reported for the same period in 2000. Basic earnings per share were $0.26 for the quarter ended March 31, 2001, compared to $0.25 for the quarter ended March 31, 2000, while fully diluted earnings per share were $0.26 for the quarter ended March 31, 2001, compared to $0.24 for the quarter ended March 31, 2000.

Net interest income was $1,382,000 for the three months ended March 31, 2001, a decrease of $72,000, or 5.0%, compared to $1,454,000 for the first quarter in 2000. The provision for loan losses was $36,000 for the quarter ended March 31, 2001 and $75,000 for the quarter ended March 31, 2000.

Noninterest income totaled $527,000 for the first quarter in 2001, $88,000, or 20.0%, higher than the $439,000 recorded for the three months ended March 31, 2000. This increase was mostly due to commissions generated from GTPS Insurance Agency. Insurance sales commissions increased $102,000, or 47.0%, from $217,000 reported for the first quarter in 2000 to $319,000 for the first quarter in 2001. Noninterest expense was $1,434,000 for the first quarter in 2001, $72,000, or 5.3%, higher than the $1,362,000 reported for the quarter ended March 31, 2000.

Total assets at March 31, 2001 were $165.7 million, compared to $159.7 million at December 31, 2000.

First Federal Savings Bank of Champaign-Urbana is head quartered in Champaign, Illinois, and operates through its administrative/branch office in Champaign and through two other full service branches located in Champaign and Urbana. The Bank, through its subsidiary, Park Avenue Service Corporation, also provides full service brokerage activities through a third-party broker-dealer, Scout Brokerage Services, Inc., and sells insurance products through the GTPS Insurance Agency. The Bank's deposits are insured by the Federal Deposit Insurance Corporation.




This earnings report may contain certain forward-looking statements which are based on management's current expectations regarding economic, legislative, and regulatory issues that may impact the Company's earnings in future periods. Factors that could cause future results to vary materially from current management expectations include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, real estate values, and competition, changes in accounting principles, policies, or guidelines, changes in legislation or regulation, and other economic, competitive, governmental, regulatory and technological factors affecting the Company's operations, pricing, products and services.

Great American Bancorp, Inc. stock is traded on the NASDAQ National Market System under the symbol "GTPS."


                                ###
                          GTPS-pr-2001-05





Great American Bancorp, Inc.
Consolidated Balance Sheet
March 31, 2001 and December 31, 2000
(in thousands)
                                            March 31, 2001     Dec. 31, 2000
                                              (Unaudited)
----------------------------------------------------------------------------
ASSETS
Cash and due from banks                     $       5,482      $       6,104
Interest-bearing demand deposits                   11,233              4,539
                                              ------------------------------
 Cash and cash equivalents                         16,715             10,643

Investment securities:
 Available for sale                                 3,014              3,009
 Held to maturity                                   2,612              3,153
Loans                                             134,403            133,620
 Allowance for loan losses                           (920)              (889)
                                            --------------------------------
  Net loans                                       133,483            132,731
Premises and equipment                              6,677              6,802
Federal Home Loan Bank stock                          925                890
Other assets                                        2,261              2,449
                                            --------------------------------
   Total assets                             $     165,687      $     159,677
                                            ================================
LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
 Deposits
  Noninterest bearing                       $      10,881      $      11,573
  Interest bearing                                114,545            112,112
                                            --------------------------------
   Total deposits                                 125,426            123,685

 Federal Home Loan Bank Advances                   18,500             14,000
 Other liabilities                                  2,033              1,760
                                            --------------------------------
   Total liabilities                              145,959            139,445
                                            --------------------------------
STOCKHOLDERS' EQUITY
Preferred stock, $0.01 par value
 Authorized and unissued --
  1,000,000 shares                                     --                 --
Common stock, $0.01 par value
 Authorized -- 7,000,000 shares
 Issued and outstanding -- 2,052,750 shares            21                 21
Paid-in-capital                                    20,061             20,036
Retained earnings --
  substantially restricted                         17,197             17,043
Net unrealized gain on securities
 available for sale                                     8                  5
                                            --------------------------------
                                                   37,287             37,105
Less:
 Treasury stock - 1,063,650 and
  1,014,250 shares                                (17,324)           (16,570)
 Unearned employee stock
  ownership plan shares                              (148)              (197)
 Unearned incentive plan shares                       (87)              (106)
                                            --------------------------------
                                                  (17,559)           (16,873)
                                            --------------------------------
Total stockholders' equity                         19,728             20,232
                                            --------------------------------
Total liabilities and
 stockholders' equity                       $     165,687      $     159,677
                                            ================================

Great American Bancorp, Inc.
Consolidated Income Statement
For the Three Months Ended March 31, 2001 and March 31, 2000
(unaudited, in thousands, except share data)

                                            Quarter Ended      Quarter Ended
                                           March 31, 2001     March 31, 2000
----------------------------------------------------------------------------
Interest income:
 Loans                                       $      2,687      $       2,590
 Investment securities
  Taxable                                             111                113
  Tax exempt                                           --                  4
 Deposits with financial
  institutions and other                              100                 61
                                            --------------------------------
   Total interest income                            2,898              2,768
                                            --------------------------------
Interest expense:
 Deposits                                           1,290              1,205
 Other                                                226                109
                                            --------------------------------
   Total interest expense                           1,516              1,314
                                            --------------------------------
   Net interest income                              1,382              1,454
Provision for loan losses                              36                 75
                                            --------------------------------
   Net interest income after
     provision for loan losses                      1,346              1,379
                                            --------------------------------
Noninterest income:
 Brokerage commissions                                 36                 50
 Insurance sales commissions                          319                217
 Service charges on deposit accounts                  126                134
 Loan servicing fees                                    3                  4
 Other customer fees                                   42                 34
 Other income                                           1                 --
                                            --------------------------------
   Total noninterest income                           527                439
                                            --------------------------------
Noninterest expense:
 Salaries and employee benefits                       795                755
 Net occupancy expenses                               155                162
 Equipment expenses                                   155                146
 Data processing fees                                  19                 20
 Deposit insurance expense                              6                  6
 Printing and office supplies                          76                 65
 Legal and professional fees                           56                 51
 Directors and committee fees                          25                 25
 Insurance expense                                     13                 11
 Marketing and advertising expenses                    39                 38
 Other expenses                                        95                 83
                                            --------------------------------
   Total noninterest expense                        1,434              1,362
                                            --------------------------------
   Income before income tax                           439                456
Income tax expense                                    178                177
                                            --------------------------------
   Net income                               $         261      $         279
                                            ================================
Earnings per share:
 Basic                                      $        0.26      $        0.25
                                            ================================
 Diluted                                    $        0.26      $        0.24
                                            ================================


Great American Bancorp, Inc.
Selected Financial Data
(unaudited, in thousands, except per share data)

                                                 As of              As of
                                           March 31, 2001     March 31, 2000
----------------------------------------------------------------------------
Total assets                                $     165,687      $     157,517
Total loans, net                                  133,483            128,532
Loan loss reserve                                     920                779
Non-performing assets                                 359                975
Non-performing assets to total assets               0.22%              0.62%
Allowance for loan losses to total assets           0.56%              0.49%
Investment securities                               5,626              6,279
Total deposits                                    125,426            126,228
Checking deposits                                  27,728             27,527
Money market deposits                              10,106              9,824
Passbook savings deposits                          14,263             15,017
Certificates of deposit                            73,329             73,860
Total stockholders' equity                         19,728             21,447



                                                     Three Months Ended
                                              March, 2001        March, 2000
----------------------------------------------------------------------------
Net interest margin (annualized)                    3.83%              4.17%
ROA (annualized)                                    0.66%              0.72%
ROE (annualized)                                    5.31%              5.18%